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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 25, 2002




                      CONSECO FINANCE SECURITIZATIONS CORP.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)


                                        333-48222-01
       Delaware                         333-92313-01            41-2018457
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(State or other jurisdiction           (Commission            (IRS employer
      of incorporation)                 file number)         identification No.)


  1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota 55102-1639
  -----------------------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (651) 293-3400
                                                            -------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 1.   Changes in Control of Registrant.
          --------------------------------

          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          ------------------------------------

          Not applicable.

Item 3.   Bankruptcy or Receivership.
          -------------------------

          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.
          ---------------------------------------------

          Not applicable.

Item 5.   Other Events.
          ------------

          On April 25, 2002, the Registrant sold approximately
          $241,875,000 principal amount of Loan-Backed Certificates.
          The Class A, Class A-IO, Class M and Class B-1 Certificates
           were sold pursuant to a Prospectus Supplement and Prospectus, each dated April 17, 2002 (together, the "Prospectus").

Item 6.   Resignations of Registrant's Directors.
          --------------------------------------

          Not applicable.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          (a)  Financial statements of businesses acquired.

               Not applicable.

          (b)  Pro forma financial information.

               Not applicable.



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          (c)  Exhibits.

               The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

               Exhibit No.   Description
               -----------   -----------

                   99.1 On April 25, 2002, the Registrant sold approximately $241,875,000 Certificates for Conseco Finance Home Equity Loans, Series 2002-B, issued by Conseco Finance Securitizations Corp., as Seller. The Trust property consist of home equity loans, including the right to receive payments due on and after the applicable cut-off date. Filed herewith as Exhibit 99.1 are tables providing information with respect to the Additional Loans and the Loans in the aggregate, similar to Loans in the Prospectus Supplement dated April 17. Capitalized terms used herein and not defined have the meanings assigned in the Pooling and Servicing Agreement dated as of April 1, 2002.


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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CONSECO FINANCE SECURITIZATIONS CORP.


                                      By: /s/ Timothy R. Jacobson
                                          --------------------------------------
                                          Timothy R. Jacobson
                                          Vice President and Assistant Treasurer


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